Exhibit 10.26.3

AMENDMENT NO. 2, dated as of November 28, 2011 (this “Amendment”), to the ABL Credit Agreement dated as of July 3, 2007, among US FOODS, INC. (f/k/a U.S. Foodservice, Inc.), a Delaware corporation (the “Parent Borrower”), and each Subsidiary of the Parent Borrower party thereto from time to time (each a “Borrower,” and together with the Parent Borrower, the “Borrowers”), the several banks and other financial institutions from time to time party thereto (the “Lenders”), CITICORP NORTH AMERICA, INC., as administrative agent, collateral agent and issuing lender for the Lenders thereunder (in such capacities, respectively, the “Administrative Agent”, the “ABL Collateral Agent” an “Issuing Lender”) DEUTSCHE BANK SECURITIES INC., as syndication agent and NATIXIS, as senior managing agent (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrowers desire to amend the Credit Agreement on the terms set forth herein;

WHEREAS, subsection 11.1 of the Credit Agreement provides that the Loan Parties and the Administrative Agent and ABL Collateral Agent (with the consent of, and at the direction of, the Required Lenders) may amend the Credit Agreement and the other Loan Documents;

WHEREAS, effective as of the Amendment No. 2 Effective Date (as defined below) each Lender consenting to the Amendment (which constitute the Required Lenders) has agreed to the amendment of the Credit Agreement as set forth in Section 1 hereto;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment to Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 2 Effective Date (as defined below), hereby amended as follows:

(a) The definition of “Aggregate Outstanding Revolving Credit” is hereby amended by inserting the following sentence at the end of such definition: “Unless the context otherwise requires, the term “Aggregate Outstanding Revolving Credit” refers to the Aggregate Outstanding Revolving Credit of all Lenders.”

(b) The definition of “Aggregate Outstanding Tranche A Credit” is hereby amended by inserting the following sentence at the end of such definition: “Unless the context otherwise requires, the term “Aggregate Outstanding Tranche A Credit” refers to the Aggregate Outstanding Tranche A Credit of all Lenders.”

(c) The definition of “Aggregate Outstanding Tranche A-1 Credit” is hereby amended by inserting the following sentence at the end of such definition: “Unless the context otherwise requires, the term “Aggregate Outstanding Tranche A-1 Credit” refers to the Aggregate Outstanding Tranche A-1 Credit of all Lenders.”

(d) Subsection 2.6(a) is hereby amended by adding the following sentence at the end of such subsection: “It is understood and agreed that (i) any Additional Commitments (whether consisting of additional Tranche A Commitments under the Facility or under a new revolving credit facility to be included under the Facility) shall constitute Tranche A Commitments, (ii) the Tranche A Commitment Percentage of any Lender providing an Additional Commitment shall be calculated to include such Additional Commitment to the extent then outstanding, and (iii) any Additional Loans made by any Lender pursuant to any Additional Commitment (whether consisting of additional Tranche A Commitments under the Facility or under a new revolving credit facility included under the Facility) shall constitute Tranche A Loans, and the Outstanding Tranche A Credit shall be calculated to include any such Additional Loans to the extent then outstanding.”

Section 2. Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 2 Effective Date”) that the Administrative Agent and ABL Collateral Agent shall have received executed signature pages hereto from Lenders constituting the Required Lenders.

Section 3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 4. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 5. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the ABL Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan

Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 2 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement, as amended hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

US FOODS, INC.

By:	/s/ William M. Murray
Name:	William M. Murray
Title:	SVP and Treasurer

US FOODS CULINARY EQUIPMENT & SUPPLIES, LLC

By:	/s/ William M. Murray
Name:	William M. Murray
Title:	SVP and Treasurer

TRANS-PORTE, INC.

By:	/s/ William M. Murray
Name:	William M. Murray
Title:	SVP and Treasurer

GREAT NORTH IMPORTS, LLC

By:	/s/ William M. Murray
Name:	William M. Murray
Title:	SVP and Treasurer

E & H DISTRIBUTING, LLC

By:	/s/ William M. Murray
Name:	William M. Murray
Title:	SVP and Treasurer

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

CITICORP NORTH AMERICA, INC., as Administrative Agent, ABL Collateral Agent and Issuing Lender

By:	/s/ Brendan Mack
Name:	Brendan Mack
Title:	Director

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

CITICORP NORTH AMERICA, INC.

By:	/s/ Brendan Mack
Name:	Brendan Mack
Title:	Director

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

DEUTSCHE BANK AG NEW YORK BRANCH
(Name of Institution)

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Director

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

Goldman Sachs Lending Partners LLC
(Name of Institution)

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

JPMorgan Chase Bank, N.A.

By:	/s/ Barry Bergman
Name:	Barry Bergman
Title:	Managing Director

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

Morgan Stanley Senior Funding, Inc.

By:	/s/ Christopher Winthrop
Name:	Christopher Winthrop
Title:	Vice President

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

Wells Fargo Capital Finance, LLC
(Name of Institution)

By:	/s/ Reza Sabahi
Name:	Reza Sabahi
Title:	Authorized Signatory

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

Natixis

By:	/s/ Christian Paragot Rieutort
Name:	Christian Paragot Rieutort
Title:	Director

By:	/s/ Frank H. Madden, Jr.
Name:	Frank H. Madden, Jr.
Title:	Managing Director

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

BMO Harris Bank N.A. f/k/a Harris N.A.

By:	/s/ Craig Thistlethwaite
Name:	Craig Thistlethwaite
Title:	Director

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

KKR Corporate Lending LLC
(Name of Institution)

By:	/s/ Jeffrey Rowbottom
Name:	Jeffrey Rowbottom
Title:	Director

By:
Name:
Title:

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

KKR Corporate Lending LLC
(Name of Institution)

By:	/s/ Jeffrey Rowbottom
Name:	Jeffrey Rowbottom
Title:	Director

By:
Name:
Title:

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

Ally Financial Commercial Finance LLC
(Name of Institution)

By:	/s/ John Buff
Name:	John Buff
Title:	Senior Managing Director

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

Capital One Leverage Finance Corp.
(Name of Institution)

By:	/s/ Robert Wallace
Name:	Robert Wallace
Title:	SVP

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

CITY NATIONAL BANK, a national banking association

By:	/s/ Mia Bolin
Name:	Mia Bolin
Title:	Vice President

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]